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EXHIBIT 23.03

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Paul-Son Gaming Corporation and Subsidiaries on Form S-3 under the Securities Act of 1933 of our report dated January 26, 2001, insofar as such report relates to the financial statements of The Bud Jones Company, Inc. for the period ended October 20, 2000.

/s/ BRADSHAW, SMITH & CO., LLP

Las Vegas, Nevada
October 17, 2002

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  EXHIBIT 23.03
INDEPENDENT AUDITORS' CONSENT